Intangible Assets, Net (Details) - Schedule of Estimated Amortization Expenses for the Intangible Assets ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2024	¥ 70	$ 10
2025	70	10
2026	61	8
Amortization expenses for intangible assets	¥ 201	$ 28	¥ 286